NEWS	Exhibit 99.1

Tara Kurian
VP, Corporate Finance and Investor Relations
(813) 830-5311

Bloomin’ Brands Announces Q3 2023 Financial Results
Q3 Diluted EPS of $0.45, up 32% from Q3 2022
Q3 Adjusted Diluted EPS of $0.44, up 26% from Q3 2022
Updates 2023 Guidance for U.S. Comparable Restaurant Sales and EPS

TAMPA, Fla., November 3, 2023 - Bloomin’ Brands, Inc. (Nasdaq: BLMN) today reported results for the third quarter 2023 (“Q3 2023”) compared to the third quarter 2022 (“Q3 2022”).

CEO Comments
“We saw strong earnings per share growth in the quarter,” said David Deno, CEO. “We remain focused on driving traffic and maintaining margins as we navigate the near-term sales environment. We are confident that the investments we made in food, service and technology will elevate the guest experience and lead to sustainable, long-term sales and profit growth.”

Diluted EPS and Adjusted Diluted EPS
The following table reconciles Diluted earnings per share to Adjusted diluted earnings per share for the periods indicated (unaudited):

	Q3
	2023	2022	CHANGE
Diluted earnings per share	$0.45	$0.34	$0.11
Adjustments (1)	(0.01)	0.01	(0.02)
Adjusted diluted earnings per share (1)	$0.44	$0.35	$0.09

___________________
(1)See non-GAAP Measures later in this release. Also see Tables Four, Six and Seven for details regarding the nature of diluted earnings per share adjustments for the periods presented.

Third Quarter Financial Results

(dollars in millions, unaudited)	Q3 2023	Q3 2022	CHANGE
Total revenues	$1,079.8	$1,055.8	2.3%

GAAP operating income margin	5.4%	4.9%	0.5%
Adjusted operating income margin (1)	5.3%	4.9%	0.4%

Restaurant-level operating margin (1)	13.8%	13.1%	0.7%
Adjusted restaurant-level operating margin (1)	14.0%	13.1%	0.9%
___________________
(1)See non-GAAP Measures later in this release. Also see Tables Four and Six for details regarding the nature of Q3 2023 restaurant-level operating income margin adjustments and operating income margin, respectively.

•The increase in Total revenues was primarily due to: (i) the benefit of Brazil value added tax exemptions, (ii) the effect of foreign currency translation and (iii) the net impact of restaurant openings and closures.

•GAAP operating income margin improved from Q3 2022 primarily due to an increase in restaurant-level operating margin as described below and a lease termination gain partially offset by higher depreciation expense.

•Restaurant-level operating margin improved from Q3 2022 primarily due to: (i) an increase in average check per person, (ii) the impact of certain cost saving and productivity initiatives and (iii) the benefit of Brazil value added tax exemptions. These increases were partially offset by: (i) labor, operating expense and commodity inflation and (ii) higher advertising expense.

Third Quarter Comparable Restaurant Sales

THIRTEEN WEEKS ENDED SEPTEMBER 24, 2023	COMPANY-OWNED
Comparable restaurant sales (stores open 18 months or more):
U.S.
Outback Steakhouse	(1.1)%
Carrabba’s Italian Grill	3.0%
Bonefish Grill	(0.5)%
Fleming’s Prime Steakhouse & Wine Bar	(4.1)%
Combined U.S.	(0.5)%

International
Outback Steakhouse - Brazil (1)	4.1%
___________________
(1)Excludes the effect of fluctuations in foreign currency rates and the benefit of Brazil value added tax exemptions. Includes trading day impact from calendar period reporting.

Dividend Declaration and Share Repurchases
On October 17, 2023, our Board of Directors declared a quarterly cash dividend of $0.24 per share, payable on November 29, 2023 to stockholders of record at the close of business on November 14, 2023.

During 2023, we repurchased 2.4 million shares for a total of $61 million through October 31, 2023. On February 7, 2023, our Board of Directors approved a $125 million authorization (the “2023 Share Repurchase Program”) that will expire on August 7, 2024. We have $79 million of share repurchase authorization remaining under the 2023 Share Repurchase Program.

Fiscal 2023 Financial Outlook
The table below presents our updated expectations for the 2023 fiscal year. We are updating assumptions for U.S. comparable restaurant sales, diluted earnings per share and effective income tax rate. This change is primarily driven by a reduction in traffic assumptions across our portfolio due to a softer casual dining environment. We are also updating our capital expenditure expectation due to the acceleration of project spend into Fiscal 2023 from Fiscal 2024. We are reaffirming all other aspects of our full-year financial guidance as previously communicated in our February 16, 2023 earnings release.

Financial Results:	Prior Outlook	Current Outlook
U.S. comparable restaurant sales	2% to 4%	1.5% to 2%

GAAP diluted earnings per share (1)	$2.80 to $2.89	$2.70 to $2.79

Adjusted diluted earnings per share (2)	$2.91 to $3.00	$2.80 to $2.90

Effective income tax rate	12% to 13%	10% to 11%

Capital expenditures	$240M to $260M	$260M to $280M
________________
(1)For GAAP purposes assumes diluted weighted average shares of approximately 98 million.
(2)Assumes adjusted diluted weighted average shares of approximately 93 million, which includes the benefit of the convertible note hedge entered into in May 2020.

Q4 2023 Financial Outlook
The table below presents our expectations for selected fiscal Q4 2023 operating results:

Financial Results:	Q4 2023 Outlook
U.S. comparable restaurant sales	Flat to 1%

GAAP diluted earnings per share (1)	$0.60 to $0.69

Adjusted diluted earnings per share (2)	$0.64 to $0.74
___________________
(1)For GAAP purposes assumes diluted weighted average shares of approximately 98 million.
(2)Assumes adjusted diluted weighted average shares of approximately 92 million, which includes the benefit of the convertible note hedge entered into in May 2020.

Conference Call
The Company will host a conference call today, November 3, 2023 at 8:00 AM EDT. The conference call will be webcast live from the Company’s website at http://www.bloominbrands.com under the Investors section. A replay of this webcast will be available on the Company’s website after the call.

About Bloomin’ Brands, Inc.
Bloomin’ Brands, Inc. is one of the largest casual dining restaurant companies in the world with a portfolio of leading, differentiated restaurant concepts. The Company has four founder-inspired brands: Outback Steakhouse, Carrabba’s Italian Grill, Bonefish Grill and Fleming’s Prime Steakhouse & Wine Bar. The Company owns and operates more than 1,450 restaurants in 47 states, Guam and 13 countries, some of which are franchise locations. For more information, please visit www.bloominbrands.com.

Non-GAAP Measures
In addition to the results provided in accordance with GAAP, this press release and related tables include certain non-GAAP measures, which present operating results on an adjusted basis. These are supplemental measures of performance that are not required by or presented in accordance with GAAP and include: (i) Restaurant-level operating income, adjusted restaurant-level operating income and their corresponding margins, (ii) Adjusted income from operations and the corresponding margin, (iii) Adjusted segment income from operations and the corresponding margin, (iv) Adjusted net income and (v) Adjusted diluted earnings per share.

Restaurant-level operating margin is a non-GAAP financial measure widely regarded in the industry as a useful metric to evaluate restaurant-level operating efficiency and performance of ongoing restaurant-level operations, and we use it for these purposes, overall and particularly within our two segments.

We believe that our use of non-GAAP financial measures permits investors to assess the operating performance of our business relative to our performance based on GAAP results and relative to other companies within the restaurant industry by isolating the effects of certain items that may vary from period to period without correlation to core operating performance or that vary widely among similar companies. However, our inclusion of these adjusted measures should not be construed as an indication that our future results will be unaffected by unusual or infrequent items or that the items for which we have made adjustments are unusual or infrequent or will not recur. We believe that the disclosure of these non-GAAP measures is useful to investors as they form part of the basis for how our management team and Board of Directors evaluate our operating performance, allocate resources and administer employee incentive plans.

These non-GAAP financial measures are not intended to replace GAAP financial measures, and they are not necessarily standardized or comparable to similarly titled measures used by other companies. We maintain internal guidelines with respect to the types of adjustments we include in our non-GAAP measures. These guidelines endeavor to differentiate between types of gains and expenses that are reflective of our core operations in a period, and those that may vary from period to period without correlation to our core performance in that period. However, implementation of these guidelines necessarily involves the application of judgment, and the treatment of any items not directly addressed by, or changes to, our guidelines will be considered by our disclosure committee. You should refer to the reconciliations of non-GAAP measures in Tables Four, Five, Six and Seven included later in this release for descriptions of the actual adjustments made in the current period and the corresponding prior period.

Forward-Looking Statements
Certain statements contained herein, including statements under the headings “CEO Comments”, “Fiscal 2023 Financial Outlook” and “Q4 2023 Financial Outlook” are not based on historical fact and are “forward-looking statements” within the meaning of applicable securities laws. Generally, these statements can be identified by the use of words such as “guidance,” “believes,” “estimates,” “anticipates,” “expects,” “on track,” “feels,” “forecasts,” “seeks,” “projects,” “intends,” “plans,” “may,” “will,” “should,” “could,” “would” and similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include all matters that are not historical facts. By their nature, forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the Company’s forward-looking statements. These risks and uncertainties include, but are not limited to: consumer reaction to public health and food safety issues; increases in labor costs and fluctuations in the availability of employees; increases in unemployment rates and taxes; competition; interruption or breach of our systems or loss of consumer or employee information; price and availability of commodities and other impacts of inflation; our dependence on a limited number of suppliers and distributors; the effects of a health pandemic and uncertainties about its depth and duration, as well as the impacts to economic conditions, the responses of domestic and foreign federal, state and local governments to a pandemic and consumer behavior; political, social and legal conditions in international markets and their effects on foreign operations and foreign currency exchange rates; our ability to address environmental, social and governance matters; local, regional, national and international economic conditions; changes in patterns of consumer traffic, consumer tastes and dietary habits; the effects of changes in tax laws; costs, diversion of management attention and reputational damage from any claims or litigation; government actions and policies; challenges associated with our remodeling, relocation and expansion plans; our ability to preserve the value of and grow our brands; consumer confidence and spending patterns; weather, acts of God and other disasters and the ability or success in executing related business continuity plans; the Company’s ability to make debt payments and planned investments and the Company’s compliance with debt covenants; the cost and availability of credit; interest rate changes; and any impairments in the carrying value of goodwill and other assets. Further information on potential factors that could affect the financial results of the Company and its forward-looking statements is included in its most recent Form 10-K and subsequent filings with the Securities and Exchange Commission. The Company assumes no obligation to update any forward-looking statement, except as may be required by law. These forward-looking statements speak only as of the date of this release. All forward-looking statements are qualified in their entirety by this cautionary statement.

Note: Numerical figures included in this release have been subject to rounding adjustments.

TABLE ONE
BLOOMIN’ BRANDS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
	THIRTEEN WEEKS ENDED		THIRTY-NINE WEEKS ENDED
(in thousands, except per share data)	SEPTEMBER 24, 2023	SEPTEMBER 25, 2022	SEPTEMBER 24, 2023	SEPTEMBER 25, 2022
Revenues
Restaurant sales	$1,064,413	$1,040,375	$3,429,977	$3,272,868
Franchise and other revenues	15,420	15,388	47,296	48,592
Total revenues	1,079,833	1,055,763	3,477,273	3,321,460
Costs and expenses
Food and beverage	321,865	332,939	1,057,305	1,056,768
Labor and other related	314,432	303,244	981,908	924,514
Other restaurant operating	281,084	267,944	837,349	790,583
Depreciation and amortization	47,998	42,171	141,865	125,203
General and administrative	62,246	56,089	191,408	174,009
Provision for impaired assets and restaurant closings	(6,008)	2,067	(857)	4,099
Total costs and expenses	1,021,617	1,004,454	3,208,978	3,075,176
Income from operations	58,216	51,309	268,295	246,284
Loss on extinguishment and modification of debt	—	—	—	(107,630)
Loss on fair value adjustment of derivatives, net	—	—	—	(17,685)
Interest expense, net	(12,843)	(12,696)	(38,248)	(38,877)
Income before (benefit) provision for income taxes	45,373	38,613	230,047	82,092
(Benefit) provision for income taxes	(58)	5,563	21,186	33,028
Net income	45,431	33,050	208,861	49,064
Less: net income attributable to noncontrolling interests	903	1,064	4,745	5,202
Net income attributable to Bloomin’ Brands	$44,528	$31,986	$204,116	$43,862

Earnings per share:
Basic	$0.50	$0.36	$2.30	$0.49
Diluted	$0.45	$0.34	$2.08	$0.44

Weighted average common shares outstanding:
Basic	88,707	89,192	88,794	89,149
Diluted	98,548	94,736	97,987	99,609

TABLE TWO
BLOOMIN’ BRANDS, INC.
SEGMENT RESULTS
(UNAUDITED)
(dollars in thousands)	THIRTEEN WEEKS ENDED		THIRTY-NINE WEEKS ENDED
U.S. Segment	SEPTEMBER 24, 2023	SEPTEMBER 25, 2022	SEPTEMBER 24, 2023	SEPTEMBER 25, 2022
Revenues
Restaurant sales	$901,138	$910,679	$2,975,145	$2,920,241
Franchise and other revenues	11,834	11,842	36,052	37,314
Total revenues	$912,972	$922,521	$3,011,197	$2,957,555
International Segment
Revenues
Restaurant sales (1)	$163,275	$129,696	$454,832	$352,627
Franchise and other revenues	3,586	3,546	11,244	11,278
Total revenues	$166,861	$133,242	$466,076	$363,905
Reconciliation of Segment Income from Operations to Consolidated Income from Operations
Segment income from operations
U.S.	$68,014	$68,501	$304,265	$305,347
International	22,034	15,849	67,028	38,859
Total segment income from operations	90,048	84,350	371,293	344,206
Unallocated corporate operating expense	(31,832)	(33,041)	(102,998)	(97,922)
Total income from operations	$58,216	$51,309	$268,295	$246,284
________________
(1)Restaurant sales in Brazil increased $10.9 million and $30.1 million during the thirteen and thirty-nine weeks ended September 24, 2023, respectively, in connection with value added tax exemptions resulting from tax legislation.

TABLE THREE
BLOOMIN’ BRANDS, INC.
SUPPLEMENTAL BALANCE SHEET INFORMATION
	SEPTEMBER 24, 2023	DECEMBER 25, 2022
(dollars in thousands)	(UNAUDITED)
Cash and cash equivalents	$86,579	$84,735
Net working capital (deficit) (1)	$(658,696)	$(632,290)
Total assets	$3,350,910	$3,320,425
Total debt, net	$789,356	$828,507
Total stockholders’ equity	$395,919	$273,909
_________________
(1)We have, and in the future may continue to have, negative working capital balances (as is common for many restaurant companies). We operate successfully with negative working capital because cash collected on restaurant sales is typically received before payment is due on our current liabilities, and our inventory turnover rates require relatively low investment in inventories. Additionally, ongoing cash flows from restaurant operations and gift card sales are typically used to service debt obligations and to make capital expenditures.

TABLE FOUR
BLOOMIN’ BRANDS, INC.
RESTAURANT-LEVEL AND ADJUSTED RESTAURANT-LEVEL OPERATING INCOME AND MARGINS NON-GAAP RECONCILIATIONS
(UNAUDITED)
Consolidated	THIRTEEN WEEKS ENDED		THIRTY-NINE WEEKS ENDED
(dollars in thousands)	SEPTEMBER 24, 2023	SEPTEMBER 25, 2022	SEPTEMBER 24, 2023	SEPTEMBER 25, 2022
Income from operations	$58,216	$51,309	$268,295	$246,284
Operating income margin	5.4%	4.9%	7.7%	7.4%
Less:
Franchise and other revenues	15,420	15,388	47,296	48,592
Plus:
Depreciation and amortization	47,998	42,171	141,865	125,203
General and administrative	62,246	56,089	191,408	174,009
Provision for impaired assets and restaurant closings	(6,008)	2,067	(857)	4,099
Restaurant-level operating income (1)	$147,032	$136,248	$553,415	$501,003
Restaurant-level operating margin	13.8%	13.1%	16.1%	15.3%
Adjustments:
Partner compensation program changes	1,894	—	1,894	—
Total restaurant-level operating income adjustments	1,894	—	1,894	—
Adjusted restaurant-level operating income	$148,926	$136,248	$555,309	$501,003
Adjusted restaurant-level operating margin	14.0%	13.1%	16.2%	15.3%
_________________
(1)The following categories of revenue and operating expenses are not included in restaurant-level operating margin because we do not consider them reflective of operating performance at the restaurant-level within a period:
(a)Franchise and other revenues, which are earned primarily from franchise royalties and other non-food and beverage revenue streams, such as rental and sublease income.
(b)Depreciation and amortization, which, although substantially all of which is related to restaurant-level assets, represent historical sunk costs rather than cash outlays for the restaurants.
(c)General and administrative expense, which includes primarily non-restaurant-level costs associated with support of the restaurants and other activities at our corporate offices.
(d)Asset impairment charges and restaurant closing costs, which are not reflective of ongoing restaurant performance in a period.

U.S.	THIRTEEN WEEKS ENDED		THIRTY-NINE WEEKS ENDED
(dollars in thousands)	SEPTEMBER 24, 2023	SEPTEMBER 25, 2022	SEPTEMBER 24, 2023	SEPTEMBER 25, 2022
Income from operations	$68,014	$68,501	$304,265	$305,347
Operating income margin	7.4%	7.4%	10.1%	10.3%
Less:
Franchise and other revenues	11,834	11,842	36,052	37,314
Plus:
Depreciation and amortization	39,829	34,432	117,368	102,735
General and administrative	24,868	22,339	72,809	69,432
Provision for impaired assets and restaurant closings	(6,008)	2,068	(857)	2,317
Restaurant-level operating income	$114,869	$115,498	$457,533	$442,517
Restaurant-level operating margin	12.7%	12.7%	15.4%	15.2%
Adjustments:
Partner compensation program changes	1,894	—	1,894	—
Total restaurant-level operating income adjustments	1,894	—	1,894	—
Adjusted restaurant-level operating income	$116,763	$115,498	$459,427	$442,517
Adjusted restaurant-level operating margin	13.0%	12.7%	15.4%	15.2%

International	THIRTEEN WEEKS ENDED		THIRTY-NINE WEEKS ENDED
(dollars in thousands)	SEPTEMBER 24, 2023	SEPTEMBER 25, 2022	SEPTEMBER 24, 2023	SEPTEMBER 25, 2022
Income from operations	$22,034	$15,849	$67,028	$38,859
Operating income margin	13.2%	11.9%	14.4%	10.7%
Less:
Franchise and other revenues	3,586	3,546	11,244	11,278
Plus:
Depreciation and amortization	6,231	5,882	18,275	17,438
General and administrative	7,725	5,828	22,033	16,087
Provision for impaired assets and restaurant closings	—	—	—	1,775
Restaurant-level operating income	$32,404	$24,013	$96,092	$62,881
Restaurant-level operating margin	19.8%	18.5%	21.1%	17.8%

Total restaurant-level operating income adjustments	—	—	—	—
Adjusted restaurant-level operating income	$32,404	$24,013	$96,092	$62,881
Adjusted restaurant-level operating margin	19.8%	18.5%	21.1%	17.8%

TABLE FIVE
BLOOMIN’ BRANDS, INC.
CONSOLIDATED RESTAURANT-LEVEL OPERATING MARGIN NON-GAAP RECONCILIATIONS
(UNAUDITED)
	THIRTEEN WEEKS ENDED				FAVORABLE (UNFAVORABLE) CHANGE IN ADJUSTED QUARTER TO DATE
	SEPTEMBER 24, 2023		SEPTEMBER 25, 2022
	REPORTED	ADJUSTED (1)	REPORTED	ADJUSTED
Restaurant sales	100.0%	100.0%	100.0%	100.0%

Food and beverage	30.2%	30.2%	32.0%	32.0%	1.8%
Labor and other related	29.5%	29.4%	29.1%	29.1%	(0.3)%
Other restaurant operating	26.4%	26.4%	25.8%	25.8%	(0.6)%

Restaurant-level operating margin	13.8%	14.0%	13.1%	13.1%	0.9%

	THIRTY-NINE WEEKS ENDED				FAVORABLE (UNFAVORABLE) CHANGE IN ADJUSTED YEAR TO DATE
	SEPTEMBER 24, 2023		SEPTEMBER 25, 2022
	REPORTED	ADJUSTED (1)	REPORTED	ADJUSTED
Restaurant sales	100.0%	100.0%	100.0%	100.0%

Food and beverage	30.8%	30.8%	32.3%	32.3%	1.5%
Labor and other related	28.6%	28.6%	28.2%	28.2%	(0.4)%
Other restaurant operating	24.4%	24.4%	24.2%	24.2%	(0.2)%

Restaurant-level operating margin	16.1%	16.2%	15.3%	15.3%	0.9%
_________________
(1)See Table Four Restaurant-level and Adjusted Restaurant-Level Operating Income and Margin Non-GAAP Reconciliations for details regarding restaurant-level operating margin adjustments. All restaurant-level operating margin adjustments for the periods presented were recorded within Labor and other related expenses.

TABLE SIX
BLOOMIN’ BRANDS, INC.
ADJUSTED INCOME FROM OPERATIONS NON-GAAP RECONCILIATIONS
(UNAUDITED)
(dollars in thousands)	THIRTEEN WEEKS ENDED		THIRTY-NINE WEEKS ENDED
Consolidated	SEPTEMBER 24, 2023	SEPTEMBER 25, 2022	SEPTEMBER 24, 2023	SEPTEMBER 25, 2022
Income from operations	$58,216	$51,309	$268,295	$246,284
Operating income margin	5.4%	4.9%	7.7%	7.4%
Adjustments:
Total restaurant-level operating income adjustments (1)	1,894	—	1,894	—
Restaurant and asset impairments and closing costs (2)	(6,586)	—	(6,586)	—
Other (3)	3,436	—	3,436	—
Total income from operations adjustments	(1,256)	—	(1,256)	—
Adjusted income from operations	$56,960	$51,309	$267,039	$246,284
Adjusted operating income margin	5.3%	4.9%	7.7%	7.4%

U.S. Segment
Income from operations	$68,014	$68,501	$304,265	$305,347
Operating income margin	7.4%	7.4%	10.1%	10.3%
Adjustments:
Total restaurant-level operating income adjustments (1)	1,894	—	1,894	—
Restaurant and asset impairments and closing costs (2)	(6,586)	—	(6,586)	—
Other (3)	1,147	—	1,147	—
Total income from operations adjustments	(3,545)	—	(3,545)	—
Adjusted income from operations	$64,469	$68,501	$300,720	$305,347
Adjusted operating income margin	7.1%	7.4%	10.0%	10.3%

International Segment
Income from operations	$22,034	$15,849	$67,028	$38,859
Operating income margin	13.2%	11.9%	14.4%	10.7%

Total income from operations adjustments	—	—	—	—
Adjusted income from operations	$22,034	$15,849	$67,028	$38,859
Adjusted operating income margin	13.2%	11.9%	14.4%	10.7%
_________________
(1)See Table Four Restaurant-level and Adjusted Restaurant-Level Operating Income and Margins Non-GAAP Reconciliations for details regarding the restaurant-level operating income adjustments.
(2)Includes a lease termination gain and related restaurant closure costs.
(3)Primarily includes professional fees, severance and other costs not correlated to our core operating performance during the period.

TABLE SEVEN
BLOOMIN’ BRANDS, INC.
ADJUSTED NET INCOME AND ADJUSTED DILUTED EARNINGS PER SHARE NON-GAAP RECONCILIATIONS
(UNAUDITED)
	THIRTEEN WEEKS ENDED		THIRTY-NINE WEEKS ENDED
(in thousands, except per share data)	SEPTEMBER 24, 2023	SEPTEMBER 25, 2022	SEPTEMBER 24, 2023	SEPTEMBER 25, 2022
Net income attributable to Bloomin’ Brands	$44,528	$31,986	$204,116	$43,862
Adjustments:
Income from operations adjustments (1)	(1,256)	—	(1,256)	—
Loss on extinguishment and modification of debt (2)	—	—	—	107,630
Loss on fair value adjustment of derivatives, net (2)	—	—	—	17,685
Total adjustments, before income taxes	(1,256)	—	(1,256)	125,315
Adjustment to provision for income taxes (3)	(2,650)	—	(2,650)	1,322
Net adjustments	(3,906)	—	(3,906)	126,637
Adjusted net income	$40,622	$31,986	$200,210	$170,499

Diluted earnings per share	$0.45	$0.34	$2.08	$0.44
Adjusted diluted earnings per share (4)	$0.44	$0.35	$2.15	$1.84

Diluted weighted average common shares outstanding	98,548	94,736	97,987	99,609
Adjusted diluted weighted average common shares outstanding (4)	93,181	91,046	92,920	92,877
_________________
(1)See Table Six Adjusted Income from Operations Non-GAAP Reconciliations above for details regarding Income from operations adjustments.
(2)The thirty-nine weeks ended September 25, 2022 includes losses primarily in connection with the 2025 Notes Partial Repurchase, including settlements of the related convertible senior note hedges and warrants.
(3)Includes a $2.9 million adjustment during the thirteen and thirty-nine weeks ended September 24, 2023 related to a Brazil federal income tax exemption on certain state value added tax benefits. Also includes the tax effects of non-GAAP adjustments determined based on the nature of the underlying non-GAAP adjustments and their relevant jurisdictional tax rates. For the thirty-nine weeks ended September 25, 2022, the primary difference between GAAP and adjusted effective income tax rates relates to certain non-deductible losses and other tax costs associated with the 2025 Notes Partial Repurchase.
(4)Adjusted diluted weighted average common shares outstanding was calculated excluding the dilutive effect of 5,367 and 3,690 shares for the thirteen weeks ended September 24, 2023 and September 25, 2022, respectively, and 5,067 and 6,732 shares for the thirty-nine weeks ended September 24, 2023 and September 25, 2022, respectively, to be issued upon conversion of the 2025 Notes to satisfy the amount in excess of the principal since our convertible note hedge offsets the dilutive impact of the shares underlying the 2025 Notes.

Following is a summary of the financial statement line item classification of the net income adjustments:

	THIRTEEN WEEKS ENDED		THIRTY-NINE WEEKS ENDED
(dollars in thousands)	SEPTEMBER 24, 2023	SEPTEMBER 25, 2022	SEPTEMBER 24, 2023	SEPTEMBER 25, 2022
Labor and other related	$1,894	$—	$1,894	$—
General and administrative	3,534	—	3,534	—
Provision for impaired assets and restaurant closings	(6,684)	—	(6,684)	—
Loss on extinguishment and modification of debt	—	—	—	107,630
Loss on fair value adjustment of derivatives, net	—	—	—	17,685
Provision for income taxes	(2,650)	—	(2,650)	1,322
Net adjustments	$(3,906)	$—	$(3,906)	$126,637

TABLE EIGHT
BLOOMIN’ BRANDS, INC.
COMPARATIVE RESTAURANT AND OFF-PREMISES ONLY KITCHEN INFORMATION
(UNAUDITED)
Number of restaurants:	JUNE 25, 2023	OPENINGS	CLOSURES	SEPTEMBER 24, 2023
U.S.
Outback Steakhouse
Company-owned	562	—	(5)	557
Franchised	127	—	—	127
Total	689	—	(5)	684
Carrabba’s Italian Grill
Company-owned	199	—	—	199
Franchised	19	—	—	19
Total	218	—	—	218
Bonefish Grill
Company-owned	170	—	—	170
Franchised	5	—	—	5
Total	175	—	—	175
Fleming’s Prime Steakhouse & Wine Bar
Company-owned	64	—	—	64
Aussie Grill
Company-owned	7	—	—	7
U.S. total	1,153	—	(5)	1,148
International
Company-owned
Outback Steakhouse - Brazil (1)	148	5	—	153
Other (1)(2)	36	1	—	37
Franchised
Outback Steakhouse - South Korea	92	4	(4)	92
Other (2)	46	1	—	47
International total	322	11	(4)	329
System-wide total	1,475	11	(9)	1,477
System-wide total - Company-owned	1,186	6	(5)	1,187
System-wide total - Franchised	289	5	(4)	290
____________________
(1)The restaurant counts for Brazil, including Abbraccio and Aussie Grill restaurants within International Company-owned Other, are reported as of May 31, 2023 and August 31, 2023, respectively, to correspond with the balance sheet dates of this subsidiary.
(2)International Company-owned Other and International Franchised Other included four and three Aussie Grill locations, respectively, as of September 24, 2023.

Number of kitchens (1):	JUNE 25, 2023	OPENINGS	CLOSURES	SEPTEMBER 24, 2023
U.S.
Company-owned	1	—	—	1
International
Franchised - South Korea	9	—	(3)	6
System-wide total	10	—	(3)	7
____________________
(1)Excludes virtual concepts that operate out of existing restaurants and sports venue locations.

TABLE NINE
BLOOMIN’ BRANDS, INC.
COMPARABLE RESTAURANT SALES INFORMATION
(UNAUDITED)
	THIRTEEN WEEKS ENDED		THIRTY-NINE WEEKS ENDED
	SEPTEMBER 24, 2023	SEPTEMBER 25, 2022	SEPTEMBER 24, 2023	SEPTEMBER 25, 2022
Year over year percentage change:
Comparable restaurant sales (restaurants open 18 months or more):
U.S. (1)
Outback Steakhouse	(1.1)%	2.3%	1.6%	3.4%
Carrabba’s Italian Grill	3.0%	0.7%	4.4%	3.6%
Bonefish Grill	(0.5)%	(0.9)%	2.2%	5.9%
Fleming’s Prime Steakhouse & Wine Bar	(4.1)%	1.3%	(0.9)%	15.7%
Combined U.S.	(0.5)%	1.4%	1.9%	4.8%
International
Outback Steakhouse - Brazil (2)	4.1%	30.1%	7.3%	48.7%

Traffic:
U.S.
Outback Steakhouse	(6.1)%	(6.8)%	(4.3)%	(5.5)%
Carrabba’s Italian Grill	(0.1)%	(8.4)%	0.3%	(4.4)%
Bonefish Grill	(5.7)%	(8.3)%	(3.1)%	(3.3)%
Fleming’s Prime Steakhouse & Wine Bar	(4.4)%	(4.8)%	(2.1)%	5.8%
Combined U.S.	(4.7)%	(7.2)%	(3.1)%	(4.7)%
International
Outback Steakhouse - Brazil	(1.0)%	16.7%	(1.0)%	32.1%

Average check per person (3):
U.S.
Outback Steakhouse	5.0%	9.1%	5.9%	8.9%
Carrabba’s Italian Grill	3.1%	9.1%	4.1%	8.0%
Bonefish Grill	5.2%	7.4%	5.3%	9.2%
Fleming’s Prime Steakhouse & Wine Bar	0.3%	6.1%	1.2%	9.9%
Combined U.S.	4.2%	8.6%	5.0%	9.5%
International
Outback Steakhouse - Brazil	5.1%	13.1%	8.3%	16.5%
____________________
(1)Relocated restaurants closed more than 60 days are excluded from comparable restaurant sales until at least 18 months after reopening.
(2)Excludes the effect of fluctuations in foreign currency rates and the benefit of the Brazil value added tax exemptions. Includes trading day impact from calendar period reporting.
(3)Includes the impact of menu pricing changes, product mix and discounts.

SOURCE: Bloomin’ Brands, Inc.